TRANSAMERICA ADVISORY ANNUITYSM
Issued through
Transamerica Life Insurance Company and Transamerica Financial Life Insurance Company
Separate Account VA B and Separate Account VA BNY
Summary Prospectus for New Investors
May 1, 2026
This Summary Prospectus summarizes key features of the Transamerica Advisory AnnuitySM issued by Transamerica Life Insurance Company and Transamerica Financial Life Insurance Company (“us,” “we,” “our” or “Company” ). This is an individual, deferred, flexible premium variable annuity. Before You invest, You should review the prospectus for the Transamerica Advisory AnnuitySM, which contains more information about the Policy, including its features, benefits, and risks. You can find the prospectus and other information about the Policy online at transamerica.com. You can also obtain this information at no cost by calling (800)525-6205. You can also request this information from Your registered representative.
* * * * * * * * * * * *
YOU MAY CANCEL YOUR POLICY WITHIN 10 DAYS OF RECEIVING IT WITHOUT
PAYING FEES OR PENALTIES
In some states, this cancellation period may be longer. Upon cancellation, You will receive either a full refund of the amount You paid with Your application or Your total Policy Value. You should review the prospectus, or consult with Your investment professional for additional information about the specific cancellation terms that apply.
* * * * * * * * * * * *
Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
The Securities and Exchange Commission has not approved or disapproved these securities, or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

ii

special TERMS
Administrative Office - Transamerica Life Insurance Company and Transamerica Financial Life Insurance Company, Attention: Customer Care Group, 6400 C Street SW, Cedar Rapids, IA 52499, (800)525-6205.
Annuitant - The person on whose life any annuity payments involving life contingencies will be based.
Annuitize (Annuitization) - When You switch from the accumulation phase to the income phase and we begin to make annuity payments to You (or Your payee).
Annuity Commencement Date - The date upon which annuity payments are to commence. This date may not be later than the last day of the Policy month following the month in which the Annuitant attains age 99 (earlier if required by state law).
Annuity Payment Option - A method of receiving a stream of annuity payments selected by the Owner.
Business Day - A day when the New York Stock Exchange is open for regular trading. Business Day may be referred to as Market Day in Your Policy.
Investment Option(s) - The Subaccounts and the Fixed Account.
Owner (You, Your) - The person who may exercise all rights and privileges under the Policy.
Policy - The Transamerica Advisory AnnuitySM, an individual deferred, flexible premium variable annuity. Also referred to as the contract.
Policy Date - The date shown on the Policy data page attached to the Policy and the date on which the Policy becomes effective.
Policy Value - On or before the Annuity Commencement Date, the Policy Value is equal to the Owner's:
●
premium payments; minus
●
withdrawals; plus
●
accumulated gains in the Separate Account; minus
●
accumulated losses in the Separate Account; minus
●
service charges, premium taxes, and other charges, if any.
Portfolio Company(ies) - The investment company(ies) made available as Investment Options under the Policy. Also referred to as underlying fund portfolios.
Separate Account - Separate Account VA B and Separate Account VA BNY, Separate Accounts established and registered as unit investment trusts under the Investment Company Act of 1940, as amended (the “1940 Act”), to which premium payments under the policies may be allocated.
Subaccount - A subdivision within the Separate Account, the assets of which are invested in a specified Underlying Fund Portfolio.
Overview of the policy
Purpose
The Transamerica Advisory AnnuitySM is a variable annuity Policy. You can use the Policy to accumulate assets for retirement or other long-term financial planning purposes. The amount of money You are able to accumulate in Your Policy depends upon the performance of Your Investment Options. The Policy also offers a death benefit to protect Your designated beneficiaries.
This Policy may not be appropriate for people who do not have a long investment time horizon and is not appropriate for people who intend to engage in market timing or other frequent (disruptive) trading.
Who the Policy is Appropriate For
The Policy is designed for investors who intend to accumulate assets for retirement or other long-term financial planning best suited for those with a long investment horizon. Although You have the ability to make partial withdrawals and/or surrender the Policy at any time during the accumulation phase, the Policy should not be viewed as a highly liquid investment. In that regard, withdrawals taken in the near term can result in Your being assessed a surrender charge, which can be a significant amount. In addition, if You participate in certain optional benefits, withdrawals can markedly reduce the benefit’s value. Finally, failure to hold the Policy for the long-term would mean that You lose the opportunity for the performance of Your chosen investment options to grow on a tax-deferred basis. Thus, the Policy’s features are appropriate for an investor who does not have significant liquidity needs with respect to money dedicated to the Policy, has a long investment horizon, and has purchased the Policy for retirement purposes or other long-term financial planning purposes.
Phases of the Policy
The Policy has two phases: (1) an accumulation (or savings) phase and (2) and annuity (or income) phase.
Accumulation Phase. To help You accumulate assets during the accumulation phase, You can invest Your Premium payments and Policy Value in:
●
Underlying fund portfolios available under the Policy, each of which has its own investment strategies and risks; investment adviser(s); expense ratio; and performance history; and
A list of Portfolio Companies in which You can invest is provided in an Appendix to this Prospectus. See Appendix – Investment Options Available Under the Policy.
Annuity Phase. You can elect to Annuitize Your Policy and turn Your Policy Value into a stream of income payments called annuity payments. When You Annuitize Your Policy, the accumulation phase ends, and You will no longer be able to withdraw money from Your Policy. Any guaranteed benefits You elected will terminate without value.
You can choose from among several Annuity Payment Options, including those guaranteeing payments for life and/or for a fixed time period. If You choose income for a specified period, life income with 10 years certain, life income with guaranteed return of Policy proceeds, or income of a specified amount, and the person receiving annuity payments dies prior to the end of the guaranteed period, then the remaining guaranteed annuity payments will be continued to a new payee, or their present value may be paid in a single sum.
Primary Features and Options of the Policy
Type of Policy. Transamerica Advisory AnnuitySM Policy is a flexible premium deferred variable annuity Policy. It is a “deferred” annuity because You defer taking annuity payments during the accumulation phase. It is a “flexible premium” annuity because You are generally not required to make any premium payments in addition to the initial minimum premium payment. The Policy is “variable” because its value can go up or down based on the performance of the Investment Options You choose.
The Policy is available as a non-qualified or qualified Policy. The tax treatment of Your Policy may impact the benefits, as well as fees and charges under Your Policy.
Accessing Your Money. Before You Annuitize, You can withdraw money from Your Policy at any time. If You take a withdrawal, You may be subject to a negative Excess Interest Adjustment and/or income taxes, including a tax penalty if You are younger than age 59½.
Tax Treatment. You can transfer money between investment options without tax implications, and earnings (if any) on Your investments are generally tax-deferred. You are taxed only upon: (1) making a withdrawal; (2) receiving a payment from us; or (3) payment of a death benefit; (4) or as required under the Internal Revenue Code for certain transactions.
Death Benefits. The Policy includes, at no additional cost, a default death benefit that will pay Your designated beneficiaries at least the Policy Value or as required under the Internal Revenue Code for certain transactions. You can purchase a guaranteed minimum death benefit for an additional fee, which may increase the amount of money payable to Your designated beneficiaries upon Your death.
Additional Services. At no additional charge, You may select the following additional services:
●
Dollar-Cost Averaging. This service allows You to automatically transfer amounts between certain investment options on a monthly basis.
●
Asset Rebalancing. This service automatically reallocates Your Policy Value among Your Investment Options on a periodic basis to maintain Your standing allocation instructions.
●
Systematic Payout Options. This service allows You to receive regular automatic withdrawals from Your Policy either on a monthly, quarterly, semi-annual and annual basis.
●
Telephone and Electronic Transactions. This service allows You to make certain transactions by telephone or other electronic means with the appropriate authorization from You.

important INFORMATION you should consider about the policy
	FEES AND EXPENSES			Location in Prospectus
Are There Charges for Early Withdrawal?	No. There are no surrender charges.			Annuity Policy Fee Tables and Expense Examples
Are There Transaction Charges?
Yes. You may be assessed a special service fee.
Special Service Fee. We reserve the right to deduct a charge for special services, including overnight delivery, duplicate policies, handling insufficient checks on new business, duplicate Form 1099 and Form 5498 tax forms, check copies, printing and mailing previously submitted form, and asset verification requests from mortgage companies.
Annuity Policy Fee Tables and Expense Examples Expenses – Transaction Expenses
Are There Ongoing Fees and Expenses? (annual charges)
Yes. The table below describes the fees and expenses that You may pay each year, depending on the options You choose. Please refer to Your Policy specifications page for information about the specific fees You will pay each year based on the options You have elected.
Annuity Policy Fee Tables and Expense Examples Base Contract Expenses Appendix – Investment Options Available Under the Policy
	Annual Fee	Minimum	Maximum
	Base Policy[1]	0.30%	2.30%
	Portfolio Company (fund fees and expenses)[2]	0.09%	0.48%
	Optional Benefit Expenses (if elected)[1]	0.20%
1 As a percentage of average Policy Value.
2 As a percentage of Portfolio Company assets.
Because Your Policy is customizable, the choices You make affect how much You will pay. To help You understand the cost of owning Your
Policy, the following table shows the lowest and highest cost You could pay each year based on current charges. This estimate assumes that You do not take withdrawals from the Policy.

	Lowest Annual Cost $400	Highest Annual Cost $1,001
	Assumes:	Assumes:
●Investment of $100,000 ●5% annual appreciation ●Least expensive Portfolio Company fees and expenses ●No optional benefits ●No sales charges ●No additional purchase payments, transfers, or withdrawals
●Investment of $100,000
●5% annual appreciation
●Most expensive combination
of optional benefits and
Portfolio Company fees and
expenses
●No sales charges
●No additional purchase
payments, transfers, or
withdrawals

	RISKS			Location in Prospectus
Is There a Risk of Loss From Poor Performance?	Yes. You can lose money by investing in this Policy.			Principal Risks of Investing in the Policy

	RISKS	Location in Prospectus
Is this a Short-term Investment?
No. This Policy is not a short-term investment and is not appropriate for an investor who needs ready access to cash.
The benefits of tax deferral and living benefit protection also means the
Policy is more beneficial to investors with a long time horizon.
Principal Risks of Investing in the Policy Tax Information
What are the Risks Associated with Investment Options?
●An investment in this Policy is subject to the risk of poor investment performance and can vary depending on the performance of the
Investment Options available under the Policy.
●Each Investment Option, has its own unique risks.
●You should review the prospectuses for the available Portfolio
Companies before making an investment decision.
Principal Risks of Investing in the Policy Appendix: Investment Options Available Under the Policy
What are the Risks Related to the Insurance Company?
Any obligations, guarantees, and benefits under the Policy are subject to our claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to You. More information about
Transamerica Life Insurance Company or Transamerica Financial Life
Insurance Company, including our financial strength ratings, is available by visiting transamerica.com or by calling toll-free (800)525-6205.
Principal Risks of Investing in the Policy Information About Us Financial Condition
	RESTRICTIONS	Location in Prospectus
Are There Restrictions on the Investment Options?
Yes.
●We reserve the right to limit transfers in circumstances of large or frequent transfers.
●We reserve the right to remove or substitute the Portfolio Companies that are available as Investment Options under the Policy.
Market Timing and Disruptive Trading
Are There any Restrictions on Policy Benefits?
Yes.
●Withdrawals may reduce the value of an optional benefit by an amount greater than the value withdrawn, which could significantly reduce the value or even terminate the benefit.
●We may stop offering an optional benefit at any time for new sales, which includes sales to the Owners who may want to purchase the benefit after they purchase the Policy.
Benefits Available Under the Policy
	TAXES	Location in Prospectus
What Are the Policy’s Tax Implications?
●Consult with a tax professional to determine the tax implications of an investment in and payments received under the Policy.
●If You purchase the Policy as an individual retirement account or through a tax qualified plan, You do not get any additional tax benefit.
●You will generally not be taxed on increases in the value of Your Policy until they are withdrawn. Earnings on Your Policy are taxed at ordinary income tax rates when withdrawn, and You may have to pay a penalty if
You take a withdrawal before age 59 ½.
Tax Information

	CONFLICT OF INTEREST	Location in Prospectus
Should I Exchange My Policy?
If You already own an insurance Policy, some investment professionals may have a financial incentive to offer You a new Policy in place of the one You own. You should only exchange a Policy You already own if You determine, after comparing the features, fees, and risks of both policies, that it is better for You to purchase the new Policy rather than continue to own Your existing Policy.
Exchanges and/or Reinstatements
Benefits Available Under the Policy
The following table summarizes information about the benefits available under the Policy.
Name of Benefit	Purpose	Standard or Optional	Maximum Annual Fee	Brief Description of Restrictions/Limitations
Return of Premium Death Benefit	Pays minimum death benefit equal to total premium payments (minus adjusted withdrawals as of the date of death, and minus withdrawals from the date of death to the date the death benefit is paid).	Optional	0.20% annually of average Policy Value
●Available only at time of
purchase.
●Cannot change death benefit
once elected.
●Not available if You or
Annuitant is 86 or older on
Policy Date.
●Must allocate 100% of Policy
Value to designated
Investment Options.
●Withdrawals can significantly
reduce benefit value or
terminate benefit.
●Terminates upon
Annuitization.
●May not be available in all
states.

Dollar Cost Averaging Program	Allows you to automatically make transfers into one or more Subaccounts.	Standard	No charge	●A minimum of $500 per transfer is required. ●Minimum and maximum number of transfers. ●May not be available in all states.
Asset Rebalancing	Automatically rebalances the amounts in Your Subaccounts to maintain Your desired asset allocation percentages.	Standard	No charge	●Can be stopped at any time. ●You can choose to rebalance monthly, quarterly, semi-annually, or annually.

Name of Benefit	Purpose	Standard or Optional	Maximum Annual Fee	Brief Description of Restrictions/Limitations
Systematic Payout Option	Provides monthly, quarterly, semi-annual or annual withdrawals.	Optional	No Charge
●Subject to $40 minimum
withdrawals.
●Systematic withdrawals in
excess of cumulative interest
credited from Guaranteed
Period Options may be
subject to Excess Interest
Adjustment.
●Systematic withdrawals can
significantly reduce benefit
value or terminate benefit.

buying the policy
Purchasing the Policy
Your application must be submitted with Your initial purchase payment. We reserve the right to reject or accept any form of payment. If we approve Your application, we will send You the Policy either directly or through Your registered representative, as well as a statement confirming Your purchase.
Making Premium Payments under the Policy
You must make an initial minimum premium payment, and You may make subsequent premium payments as shown below.
The following table provides additional information about premium payments under the Policy. We reserve the right to restrict or refuse any premium payment.
	Qualified Policies	Non-Qualified Policies
Minimum Initial Premium Payment	$1,000	$5,000
Minimum Subsequent Premium Payments	You are not required to make any subsequent premium payments. If You choose to make a subsequent premium payment, it must be at least $250	You are not required to make any subsequent premium payments. If You choose to make a subsequent premium payment, it must be at least $250
Maximum Total Premium Payments (based on Death Benefit Chosen)*	●$5,000,000 (up to age 95) without our approval with Base Policy Value Death Benefit ●$1,000,000 (Up to age 75) without our approval with the Return of Premium Death Benefit	●$5,000,000 (up to age 95) without our approval with Base Policy Value Death Benefit ●$1,000,000 (Up to age 75) without our approval with the Return of Premium Death Benefit
*These amounts take into consideration the total purchase payments for all variable annuity Policies issued by us or our affiliates for which You are the Owner or Annuitant.
Investing Premium Payments under the Policy
Your purchase payments will be invested in the Investment Options that You choose.
Crediting Premium Payments to Your Account
Initial Purchase Payment. If Your application and initial premium payment are in good order when we receive them, or once they are in good order, Your initial premium payment will be credited within 2 Business Days of Your application or initial premium payment. However, we will not hold Your initial premium payments for more than 5 Business Days without Your permission.

Subsequent Purchase Payments. If we receive a subsequent premium payment in good order prior to the close of the New York Stock Exchange (normally 4:00 p.m., New York time) on a Business Day, we will price the premium payment on that Business Day. If we receive a subsequent premium payment in good order on a non-Business Day or after the close of the New York Stock Exchange on a Business Day, the payment will be priced on the next Business Day.
surrendering your policy or making withdrawals: accessing the Money in Your Policy
Accumulation Phase
You can access the money in Your Policy by taking a withdrawal or surrender, or through systematic payouts. Withdrawals will reduce Your Policy Value and can reduce or even terminate certain benefits. You may withdraw all or a portion of Your Policy Value, less any applicable fees, and taxes. Additional restrictions may apply to qualified policies. Withdrawing the entire Cash Value of Your Policy (i.e., surrendering Your Policy) will terminate Your Policy and all benefits without value.
There are limitations on Your ability to take withdrawals during the accumulation phase. These limitations are as follows:
Minimum withdrawal amount	$500
Taxes	There may be tax implications when You take out money.
Negative impact on benefits and guarantees of Your Policy	A withdrawal may have a negative impact on certain optional benefits that You may elect. It may significantly reduce the value or even terminate the benefit.
Internal Revenue Code or Retirement Plans	Depending on the circumstances, the Internal Revenue Code or Your retirement plan may restrict Your ability to take withdrawals.
Annuity Payout Phase
During the annuity (income) phase, You will receive annuity payments under the Annuity Payment Option You select, however, You generally may not take any other surrenders, either full or partial.
Requesting a Surrender or Withdrawal
You can request a surrender or withdrawal by submitting a written request on an approved distribution request form (available from our Administrative Office). If we receive a surrender or withdrawal request in good order prior to the close of the New York Stock Exchange (normally 4:00 p.m., New York time) on a Business Day, we will price the order on that Business Day. If we receive a surrender or withdrawal request in good order on a non-Business Day or prior to the close of the New York Stock Exchange on a Business Day, we will price the order on the next Business day.
Surrender and withdrawal payments will generally be mailed within seven days after we receive the request in good order. We may delay payments from the Fixed Account for up to six months.
additional information about fees
The following tables describe the fees and expenses that You will pay when buying, owning, and surrendering the Policy. Please refer to Your Policy specifications page for information about the specific fees You will pay based on the options You have elected.
Transaction Expenses:
The first table describes the fees and expenses that You will pay at the time that You buy the Policy, surrender the Policy, or transfer Cash Value between Investment Options. State premium taxes may also be deducted.
Sales Load Imposed On Purchase Payments	0%
Contingent Deferred Surrender Charges (as a percentage of premium surrendered or withdrawn)(1)	0%

Special Service Fee(2)	$50
(1) This product does not have a surrender charge.
(2) We currently deduct a charge for overnight delivery and duplicate policies.  We reserve the right to deduct a charge for special services in the future, including non-sufficient checks on new business; duplicate Form 1099 and Form 5498 tax forms; duplicate disclosure documents and semi-annual reports; check copies; printing and mailing previously submitted forms; and asset verification requests from mortgage companies. We may charge a fee for each service performed and fees may vary based on the type of service but will not exceed the maximum Special Service Fee shown above.
Annual Policy Expenses:
The next table describes the fees and expenses that You will pay each year during the time that You own the Policy, not including underlying fund portfolio fees and expenses. If You choose to purchase an optional benefit, You will pay additional charges.
Annual Service Charge(3)	$25
Base Contract Expenses (as a percentage, annually, of average Policy Value)
Mortality and Expense Risk Fee	0.20%
Administrative Charge	0.10%
Total Base Contract Expenses	0.30%
Optional Benefit Expenses:
Return of Premium Death Benefit (as a percentage, annually, of average Policy Value)(4)	0.20%
Annual Portfolio Company Expenses:
The next table shows the lowest and highest total operating expenses charged by the Portfolio Companies that You may pay periodically during the time You own the Policy. A complete list of the Portfolios available under the Policy, including their annual expenses may be found under Appendix: Portfolio Companies Available Under the Policy.
Total Portfolio Annual Operating Expenses (Expenses that are deducted from portfolio assets, including management fees, distribution and/or service 12b-1 fees, and other expenses):
Lowest Gross	0.09%
Highest Gross	0.48%
Expense Example:
The following Example is intended to help You compare the cost of investing in the policy with the cost of investing in other variable annuity policies. These costs include Owner transaction expenses, policy fees, Separate Account annual expenses, and portfolio fees and expenses.
The Example assumes that You invest $100,000 in the Policy for the time periods indicated. The Example also assumes that Your Policy has a 5% return each year and assumes the most expensive combination of annual Portfolio Company expenses and optional benefits available for an additional charge. Although Your actual costs may be higher or lower, based on these assumptions, Your costs would be:
If the Policy is surrendered or Annuitized at the end of the applicable time period or if You do not surrender Your Policy:
1 Year	$1,001
3 Years	$3,125
5 Years	$5,423
10 Years	$12,026
Please remember that these Examples are illustrations and do not represent past or future expenses. Your actual expenses may be lower or higher than those reflected in the Examples. Similarly, Your rate of return may be more or less than the 5% assumed in the Examples. The Example does not reflect premium tax charges or special service fees. Different fees and expenses not reflected in the Example may be assessed during the income phase of the Policy.

APPENDIX
investment options AVAILABLE UNDER THE POLICY
The following is a list of current Portfolio Companies available under the Policy, which are subject to change as discussed in this prospectus.
Certain Subaccounts may not be available in all states, at all times or through all financial intermediaries. We may discontinue offering any Subaccount at any time. In some cases, a Subaccount not available through a financial intermediary may be obtained by contacting us directly. For more information on the options available for electing a Subaccount, please contact a financial intermediary or our Administrative Office.
More information about the Portfolio Companies is available in the prospectuses for the Portfolio Companies, which may be amended from time to time and can be found online at http://dfinview.com/Transamerica/TAHD/89390D540?site=VAVUL. You can also request this information at no cost by calling our Administrative Office at (800)525-6205.
The current expenses and performance below reflects fee and expenses of the Portfolio Companies, but do not reflect the other fees and expenses that Your Policy may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Portfolio Company’s past performance is not necessarily an indication of future performance.

			Average Annual Total Returns (as of 12/31/25)
Investment Objective	Underlying Fund Portfolios and Advisers/Sub-adviser(1)	Current Expenses	1 year	5 years	10 years
To achieve long-term capital appreciation.	Dimensional VA Equity Allocation Portfolio - Institutional Advised by: Dimensional Fund Advisors LP; Sub-Advised by: Dimensional Fund Advisors Ltd.	0.48%	19.94%	12.23%	11.37%
To provide a market rate of return for a fixed income portfolio with low relative volatility of returns.	Dimensional VA Global Bond Portfolio - Institutional Advised by: Dimensional Fund Advisors LP; Sub-Advised by: Dimensional Fund Advisors Ltd.	0.21%	4.35%	1.38%	1.81%
To seek total return consisting of capital appreciation and current income.	Dimensional VA Global Moderate Allocation Portfolio - Institutional Advised by: Dimensional Fund Advisors LP; Sub-Advised by: Dimensional Fund Advisors Ltd.	0.43%	14.68%	8.42%	8.65%
To achieve long-term capital appreciation.	Dimensional VA International Small Portfolio - Institutional Advised by: Dimensional Fund Advisors LP; Sub-Advised by: Dimensional Fund Advisors Ltd.	0.39%	36.99%	8.89%	8.68%
To achieve long-term capital appreciation.	Dimensional VA International Value Portfolio - Institutional Advised by: Dimensional Fund Advisors LP; Sub-Advised by: Dimensional Fund Advisors Ltd.	0.27%	45.64%	15.85%	10.46%
To achieve a stable real return in excess of the rate of inflation with a minimum of risk.	Dimensional VA Short-Term Fixed Portfolio - Institutional Advised by: Dimensional Fund Advisors LP; Sub-Advised by: Dimensional Fund Advisors Ltd.	0.12%	4.33%	2.65%	1.97%
To achieve long-term capital appreciation.	Dimensional VA U.S. Large Value Portfolio - Institutional Advised by: Dimensional Fund Advisors LP; Sub-Advised by: Dimensional Fund Advisors Ltd.	0.21%	15.83%	11.97%	10.51%
To achieve long-term capital appreciation.	Dimensional VA U.S. Targeted Value Portfolio - Institutional Advised by: Dimensional Fund Advisors LP; Sub-Advised by: Dimensional Fund Advisors Ltd.	0.29%	8.95%	13.60%	11.00%
To seek to provide investment results that, before expenses, correspond generally to the price and yield performance of the S&P 500® Index.	Transamerica S&P 500 Index VP - Initial Advised by: Transamerica Asset Management, Inc.; Sub-Advised by: SSGA Funds Management, Inc.	0.13%	17.65%	14.24%	13.57%
To provide long-term capital appreciation and reasonable current income.	Vanguard® VIF Balanced Portfolio Advised by: Wellington Management Company LLP	0.20%	16.46%	9.29%	10.03%
To provide current income and low to moderate capital appreciation.	Vanguard® VIF Conservative Allocation Portfolio Advised by: The Vanguard Group, Inc.	0.12%	12.73%	4.22%	6.14%

investment options AVAILABLE UNDER THE POLICY — (Continued)

			Average Annual Total Returns (as of 12/31/25)
Investment Objective	Underlying Fund Portfolios and Advisers/Sub-adviser(1)	Current Expenses	1 year	5 years	10 years
To provide long-term capital appreciation and income.	Vanguard® VIF Diversified Value Portfolio Advised by: Hotchkis and Wiley Capital Management, LLC; Sub-Advised by: Lazard Asset Management LLC	0.28%	16.83%	13.24%	11.76%
To provide an above-average level of current income and reasonable long-term capital appreciation.	Vanguard® VIF Equity Income Portfolio Advised by: Wellington Management Company LLP; Sub-Advised by: The Vanguard Group, Inc.	0.29%	16.80%	12.59%	11.52%
Seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks.	Vanguard® VIF Equity Index Portfolio Advised by: The Vanguard Group, Inc.	0.14%	17.70%	14.27%	14.66%
Seeks to track the performance of a benchmark index that measures the investment return of the global, investment-grade, fixed income market.	Vanguard® VIF Global Bond Index Portfolio Advised by: The Vanguard Group, Inc.	0.13%	5.69%	-0.41%
To provide long-term capital appreciation.	Vanguard® VIF Growth Portfolio Advised by: Wellington Management Company LLP	0.36%	16.89%	11.36%	15.58%
To provide a high level of current income.	Vanguard® VIF High Yield Bond Portfolio Advised by: Wellington Management Company LLP; Sub-Advised by: The Vanguard Group, Inc.	0.24%	9.18%	4.05%	5.62%
To provide long-term capital appreciation.	Vanguard® VIF International Portfolio Advised by: Baillie Gifford Overseas Ltd.; Sub-Advised by: Schroder Investment Management North America Inc.	0.32%	19.97%	0.62%	10.48%
Seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization stocks.	Vanguard® VIF Mid-Cap Index Portfolio Advised by: The Vanguard Group, Inc.	0.17%	11.54%	8.46%	10.77%
To provide current income and low to moderate capital appreciation.	Vanguard® VIF Moderate Allocation Portfolio Advised by: The Vanguard Group, Inc.	0.12%	16.19%	6.51%	8.14%
To provide current income while maintaining liquidity and a stable share price of $1.	Vanguard® VIF Money Market Portfolio Advised by: The Vanguard Group, Inc.	0.15%	4.18%	3.17%	2.20%
To provide long-term capital appreciation.	Vanguard® VIF PRIMECAP Portfolio(1) Advised by: PRIMECAP Management Company	0.34%	28.98%	13.97%	14.96%
To provide a high level of income and moderate long-term capital appreciation by tracking the performance of a benchmark index of publicly traded equity REITs and other real estate-related investments.	Vanguard® VIF Real Estate Index Portfolio Advised by: The Vanguard Group, Inc.	0.26%	3.11%	4.51%	5.08%
To provide current income while maintaining limited price volatility.	Vanguard® VIF Short-Term Investment-Grade Portfolio Advised by: The Vanguard Group, Inc.	0.14%	6.85%	2.23%	2.81%
To track the performance of a broad, market-weighted bond index.	Vanguard® VIF Total Bond Market Index Portfolio Advised by: The Vanguard Group, Inc.	0.14%	6.94%	-0.51%	1.90%
To track the performance of a benchmark index that measures the investment return of stocks issued by companies in developed and emerging markets, excluding the United States.	Vanguard® VIF Total International Stock Market Index Portfolio Advised by: The Vanguard Group, Inc.	0.09%	32.04%	7.88%	N/A
To track the performance of a benchmark index that measures the investment return of the overall stock market	Vanguard® VIF Total Stock Market Index Portfolio Advised by: The Vanguard Group, Inc.	0.13%	16.93%	12.98%	14.10%

investment options AVAILABLE UNDER THE POLICY — (Continued)

(1)
Effective on or about May 12, 2026, Vanguard® VIF Capital Growth Portfolio will be renamed Vanguard® VIF PRIMECAP Portfolio.
(2)
Effective December 15, 2025, the fund managers for Vanguard® VIF Diversified Value Portfolio changed from Hotchkis and Wiley Capital Management, LLC and Lazard Asset Management LLC to Hotchkis and Wiley Capital Management, LLC, Aristotle Capital Management, LLC, and Harris Associates L.P.

There are no Portfolios that have been closed to new investments or new investors.

APPENDIX
Designated Investment Options
The table below identifies the Designated Investment Options available for use with the Return of Premium Death Benefit.
Return of Premium Death Benefit
Subaccounts
Dimensional VA Equity Allocation Portfolio	√
Dimensional VA Global Bond Portfolio - Institutional Class	√
Dimensional VA Global Moderate Allocation Portfolio	√
Dimensional VA International Small Portfolio	√
Dimensional VA International Value Portfolio	√
Dimensional VA Short-Term Fixed Portfolio	√
Dimensional VA U.S. Large Value Portfolio	√
Dimensional VA U.S. Large Value Portfolio	√
Vanguard® VIF Balanced Portfolio	√
Vanguard® VIF Capital Growth Portfolio	√
Vanguard® VIF Conservative Allocation Portfolio	√
Vanguard® VIF Diversified Value Portfolio	√
Vanguard® VIF Equity Income Portfolio	√
Vanguard® VIF Equity Index Portfolio	√
Vanguard® VIF Global Bond Index Portfolio	√
Vanguard® VIF Growth Portfolio	√
Vanguard® VIF High Yield Bond Portfolio	√
Vanguard® VIF International Portfolio	√
Vanguard® VIF Mid-Cap Index Portfolio	√
Vanguard® VIF Moderate Allocation Portfolio	√
Vanguard® VIF Money Market Portfolio	√
Vanguard® VIF Real Estate Index Portfolio	√
Vanguard® VIF Short-Term Investment-Grade Portfolio	√
Vanguard® VIF Total Bond Market Index Portfolio	√
Vanguard® VIF Total International Stock Market Index Portfolio	√
Vanguard® VIF Total Stock Market Index Portfolio	√
Certain designated Investment Options may not be available in all states, at all times or through all financial intermediaries. We may discontinue offering any designated Investment Option at any time. In some cases, a designated Investment Option not available through a financial intermediary may be obtained by contacting us directly. For more information on the options available for electing a designated Investment Option, please contact our Administrative Office.

The Prospectus and Statement of Additional Information (SAI) include additional information. The Prospectus and SAI which have the same effective date as this summary prospectus are incorporated by reference as amended or supplemented. The Prospectus and SAI are available without charge upon request. For a free copy call us at (800)525-6205 or write us at:
Transamerica Life Insurance Company or Transamerica Financial Life Insurance Company
6400 C Street S.W.
Cedar Rapids, IA 52499
Reports and other information about the Separate Account are available on the SEC’s website at sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
EDGAR Contract Identifier No. is #C000216251 for TLIC and #C000216253 for TFLIC